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                                                                  EXHIBIT 10.50


                         AMENDMENT TO CONTRACT OF SALE


         THIS AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into effective as of the 24th day of November, 1998, by and between BEECH MOUNTAIN LAKES CORPORATION, a Pennsylvania corporation ("Seller"), and SILVERLEAF RESORTS, INC., a Texas corporation ("Purchaser").

         WHEREAS, on April 24, 1998, Seller and Purchaser entered into that certain Contract of Sale (the "Contract") pursuant to which Seller agreed to sell and Purchaser agreed to purchase and pay for certain property of Seller more particularly described therein (the "Subject Property"); and

         WHEREAS, at Purchaser's request, Seller has agreed to an amendment of the Contract for the purpose of extending the deadline for closing of the Contract to December 15, 1998;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Notwithstanding anything to the contrary contained in the Contract, Seller and Purchaser hereby agree that the Closing of the Contract shall be held on or before December 14, 1998.

2. Immediately upon execution of this Amendment by all parties hereto, Purchaser shall deliver an additional $50,000.00 in earnest money directly to Seller, thereby increasing the earnest money being held by Seller in connection with the Contract to $100,000.00. Purchaser shall also instruct the Title Company (as defined in the Contract) to immediately release to Seller the $50,000.00 in earnest money which the Title Company is currently holding pursuant to the Contract. Purchaser further acknowledges that the entire $150,000.00 earnest money deposit shall be non-refundable except in the event of a default by Seller in the performance of Seller's obligations pursuant to the Contract; provided, however, that, if the Contract closes, all earnest money shall be applied in partial satisfaction of the purchase price payable under the Contract.

3. Purchaser hereby acknowledges that Purchaser has approved the state of Seller's title to the Subject Property, and Seller and Purchaser hereby agree that the Subject Property will be conveyed to Purchaser subject only to the exceptions which are listed in Schedule A attached hereto and made a part hereof for all purposes (the "Permitted Exceptions").

4. Except as specifically set forth above, all terms and conditions of the Contract shall remain in full force and effect.

5 This Amendment may be executed in counterparts, facsimile copies of which, when combined, shall constitute an original.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

                           SELLER:

                           BEECH MOUNTAIN LAKES
                           CORPORATION, a Pennsylvania corporation



                           By: /s/ Kenneth E. Hendrycy
                              ----------------------------------------
                                   Name: Kenneth E. Hendrycy
                                        ----------------------------------
                                         Its: Vice President
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                            PURCHASER:

                            SILVERLEAF RESORTS, INC., a
                            Texas corporation



                           By: /s/ Robert E. Mead
                              ----------------------------------------
                                   Name: Robert E. Mead
                                        ----------------------------------
                                         Its: CEO
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